UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2020

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On July 27, 2020, TriNet Group, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the quarter ended June 30, 2020. A copy of the press release, entitled “TriNet Announces Second Quarter 2020 Results and the Acquisition of Little Bird HR” is furnished as Exhibit 99.1 hereto and incorporated by reference.
The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 25, 2020 the compensation committee of the board of directors (the “Compensation Committee”) of TriNet Group, Inc. (the “Company”) approved the new compensatory arrangement for Olivier Kohler, age 58, in connection with his promotion, effective April 29, 2020, as the Company’s Executive Vice President, Chief Operating Officer, and Principal Operating Officer. Prior to the promotion, Mr. Kohler served as the Company’s Senior Vice President, Chief Operating Officer, and Principal Operating Officer from March 2019 to April 2020 and as the Company’s Senior Vice President and Chief Operations Officer from April 2018 to March 2019.
In connection with Mr. Kohler’s promotion, the Company and Mr. Kohler entered into the second amended and restated employment agreement dated July 25, 2020 (the “Second Amended and Restated Employment Agreement”).  Under the Second Amended and Restated Employment Agreement, Mr. Kohler will be entitled to receive the following: (i) an annual base salary increase from  $575,000 to $625,000 (ii) a lump sum cash bonus payment of $500,000, (iii) for 2020, his target variable compensation will remain at 100% of his annual base salary, as revised, and (iv) an equity grant with a grant date value of $1,000,000 comprised of time-vested restricted stock units to be settled in shares of the Company’s common stock, in accordance with the terms of the Company’s 2019 Equity Incentive Plan.
The foregoing description of the Second Amended and Restated Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Employment Agreement, a copy of which will be filed concurrently with filing of the Company’s next quarterly report on Form 10-Q.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 27, 2020, entitled “TriNet Announces Second Quarter 2020 Results and the Acquisition of Little Bird HR"
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated July 27, 2020, entitled “TriNet Announces Second Quarter 2020 Results and the Acquisition of Little Bird HR"
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	July 27, 2020	By:	/s/ Samantha Wellington
Samantha Wellington
Senior Vice President, Chief Legal Officer and Secretary